UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2008

Broadview Networks Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

333-142946
(Commission File Number)

11-3310798
(I.R.S. Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY 10573
(914) 922-7000
(Address of principal executive offices and telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On April 25, 2008, Broadview Networks Holdings, Inc. (the “Company”) paid annual bonuses to each of its named executive officers for services performed during 2007. The bonuses paid to each of the named executive officers for services performed during 2007 are set forth in the Company’s Summary Compensation Table below (which has been updated to include the bonus information and to recalculate the information that was previously provided with respect to each named executive officer in the Company’s Summary Compensation Table included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008):

Name and Principal				Stock	Option	All Other	Total
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Compensation
Michael K. Robinson	2007	$400,000	$400,000	$598,923	—	$91,955	$1,490,878
President and Chief	2006	$400,000	$300,000	$219,813	$97,420	$96,400	$1,016,203
Executive Officer

Corey Rinker	2007	$260,000	$90,000	$225,889	$9,685	$80,898	$666,472
Executive Vice	2006	$260,000	$75,000	$129,703	—	—	$464,703
President, Chief Financial Officer, Treasurer and Assistant Secretary

Brian P. Crotty	2007	$310,000	$205,000	$480,089	$26,891	$77,417	$1,099,397
Chief Operating Officer	2006	$310,000	$190,000	$175,550	—	—	$675,550

Charles C. Hunter	2007	$250,000	$100,000	$198,164	$9,685	—	$557,849
Executive Vice	2006	$75,000	$150,000	$83,954	—	—	$408,954
President, General Counsel and Secretary

Terrence J. Anderson	2007	$250,000	$165,000	$205,963	$20,972	—	$641,935
Executive Vice	2006	$250,000	$150,000	—	—	—	$400,000
President, Finance and Corporate Development

Ken A. Shulman	2007	$250,000	$125,000	$161,012	$16,130	—	$552,142
Executive Vice	2006	$250,000	$100,000	—	—	—	$350,000
President, Chief Technology Officer and Chief Information Officer
          Individual bonus amounts were determined by the Board of Directors of the Company, after consultation with the Chief Executive Officer of the Company and a review of a comprehensive compensation study conducted by Radford Surveys & Consulting unit of Aon Consulting, based upon (i) each named executive officer’s general individual performance, including work output, and performance within the management team; (ii) each named executive officer’s contributions toward the integration of ATX Communications, Inc. and the acquisition and integration of Eureka Broadband Corporation; (iii) each named executive officer’s contributions toward the Company’s various strategic initiatives; (iv) each named executive officer’s overall significance toward the short- and long-term success of the Company’s business; and (v) the scope of each named executive officer’s duties and responsibilities within the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 1, 2008

BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Michael K. Robinson
	Name:	Michael K. Robinson
	Title:	Chief Executive Officer, President and Assistant Treasurer